UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 1, 2004
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
2004-C1)
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            (Exact name of registrant as specified in its charter)



          New York                 333-105805-05                 13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                              10017
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                  (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Item 5. Other Events.


      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1. On February 12, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as servicer, Clarion Partners, LLC, as special servicer and Wells Fargo Bank, N.A., as trustee of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"), issued in twenty-three classes. The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of February 12, 2004 of $737,408,000 were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., Credit Suisse First Boston LLC and Goldman, Sachs & Co. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of February 12, 2004, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of February 1, 2004, among J.P. Morgan Chase Commercial
                                          Mortgage Securities Corp., GMAC
                                          Commercial Mortgage Corporation,
                                          Clarion Partners, LLC and Wells
                                          Fargo Bank, N.A.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2004


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.




                                       By:  /s/ Dennis G. Schuh
                                          --------------------------------------
                                          Name: Dennis G. Schuh
                                          Title: Vice President

                              INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-4)                    Pooling and Servicing                    (E)
                          Agreement, dated as of
                          February 1, 2004, among J.P.
                          Morgan Chase Commercial
                          Mortgage Securities Corp.,
                          GMAC Commercial Mortgage
                          Corporation, Clarion
                          Partners, LLC and Wells
                          Fargo, Bank, N.A.